                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 1995

                          Electronic Associates, Inc.
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or other jurisdiction of incorporation)


          1-4680                                                                             21-0606484
(Commission File Number)                                                          (IRS Employer Identification No.)


              185 Monmouth Parkway, West Long Branch, New Jersey 07764-9989
               (Address of principal executive offices, including zip code)

                                 (908) 229-1100
                        (Registrant's telephone number)

          (Former name or former address, if changed since last
                                   report.)

Item 7.   Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired.

         The audited balance sheets of BarOn Technologies Ltd. ("BarOn") as of December 31, 1993 and December 31, 1992 and related statements of operations, shareholders' equity and cash flows for the year ended December 31, 1993 and for the period from inception in 1992 through December 31, 1992, together with the unaudited balance sheet of BarOn as of September 30, 1994 and related statements of operations, shareholders' equity and cash flows for the nine months ended September 30, 1994 are attached as an exhibit to this report on Form 8-K. The historical financial statements of Tanon Manufacturing Inc. ("Tanon") which are reflected in the pro forma financial information were previously filed as an exhibit to the Company's Report on Form 8-K (Date of Report: January 4, 1995), as amended.

         (b)  Pro forma financial information.

         The following Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 1994, and the Unaudited Pro Forma Combined Condensed Statements of Operations for the twelve months ended December 31, 1993, and nine months ended September 30, 1994, give effect to the consummation of the business combination with Tanon contemplated by the Agreement and Plan of Reorganization dated December 12, 1994 (the "Tanon Acquisition Agreement") accounted for under the purchase method of accounting and the acquisition of 25.01% of the ordinary shares of BarOn contemplated by the BarOn Stock Purchase Agreements ("BarOn Stock Purchase Agreements") between the Company and various shareholders of BarOn and the BarOn Investment Agreement ("BarOn Investment Agreement") between the Company and BarOn (collectively the "Tanon and BarOn Acquisitions") accounted for as a purchase of a minority interest using the equity method of accounting. The Unaudited Pro Forma Combined Condensed Financial Statements are based on the historical financial statements of the Company, Tanon and BarOn under the assumptions and adjustments set forth in the accompanying Notes to the Unaudited Pro Forma Combined Condensed Financial Statements.

         The Unaudited Pro Forma Combined Condensed Balance Sheet assumes that the Tanon and BarOn Acquisitions were consummated on September 30, 1994, and the Unaudited Pro Forma Combined Condensed Statements of Operations assume the Tanon and BarOn Acquisitions were consummated on January 1, 1993 and that 1,239,130 of the 1,482,744 shares of Common Stock of the Company purchased by certain Class C Warrant holders upon exercise of their Class C Warrants at $4.60 per share in December 1994, were exercised on January 1, 1993 for purposes of the Unaudited Pro Forma Combined Condensed Statements of Operations and were exercised on September 30, 1994 for purposes of the Pro Forma Combined Condensed Balance Sheet.

         The Pro Forma adjustments are based on the Tanon Acquisition Agreement and the BarOn Stock Purchase Agreements and BarOn Investment Agreement. For purposes of developing the Unaudited Pro Forma Combined Condensed Balance Sheet, the book values of Tanon's assets have been adjusted to estimated fair value, identified intangible assets have been established at estimated fair value and the excess purchase price has been assigned to goodwill. The excess of the purchase price over the estimated fair value of the Company's 25.01% equity interest in the net assets of BarOn has been determined to represent in-process research and development with no alternative future use, and, accordingly will be charged to expense on the effective date of the BarOn Stock Purchase Agreements and BarOn Investment Agreement (January 16, 1995). This charge, which is estimated to amount to $6,020,000, has not been reflected in the accompanying Unaudited Pro Forma Combined Condensed Statements of Operations. While the Company's management does not expect any material adjustments to these assignments, the determination of the final assignment to goodwill with respect to the acquisition of Tanon and in process research and development with respect to the Tanon and BarOn Acquisitions is subject to appraisals, evaluations and other studies of the fair value of BarOn's and Tanon's assets and liabilities, including intangible assets, which are currently in process as of the date of this report.

         In December 1994, in contemplation of the Tanon acquisition, the Company committed to a plan to close its Southwest operations in Tucson, Arizona and Nogales, Mexico. The Company also decided to substantially consolidate its administrative facilities, currently located in West Long Branch, New Jersey, into Fremont, California. In connection with these decisions the Company expects to record a provision for restructuring expense of between $2,000,000 and $2,500,000 in the fourth quarter of 1994. This charge is not reflected in the accompanying Unaudited Pro Forma Combined Condensed Statements of Operations. Also, excluded from the Unaudited Pro Forma Combined Condensed Statements of Operations are any benefits which may result from the business combination with Tanon due to synergies that may be derived and the elimination of duplicate efforts.

         The Unaudited Pro Forma Combined Condensed Financial Statements may not be indicative of the results that actually would have occurred if the Tanon and BarOn Acquisitions had been in effect on the dates indicated or which may be obtained in the future. The Unaudited Pro Forma Combined Condensed Financial Statements should be read in conjunction with the historical financial statements and accompanying notes for the Company, Tanon and BarOn.

              Unaudited Pro Forma Combined Condensed Balance Sheet
                               September 30, 1994
                                 (in thousands)

                                                                 Historical
                                                       --------------------------------
                                                                                                       Pro Forma          Pro Forma
ASSETS                                                       EAI              Tanon                   Adjustments          Combined
CURRENT ASSETS
 Cash and cash equivalents                                   $2,688            $699                                          $3,387
 Accounts receivable-trade                                    6,769           8,186                                          14,955
 Notes receivable                                             1,160              --                         (1,000)(a)          160
 Inventory                                                    5,055           4,626                                           9,681
 Net assets of discontinued operations                          322              --                                             322
 Prepaid expenses and other assets                              377             633                                           1,010
 Income taxes receivable                                                        101                                             101
                                                      ------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS                                        16,371          14,245                         (1,000)          29,616
                                                      ------------------------------------------------------------------------------
Investment in BarOn                                              --              --                            980(d)           980
Equipment and leasehold improvements - net                    3,125           2,286                             66(b)         5,477
Goodwill and other intangible assets - net                      639                                         12,127(b)        12,766
Other assets                                                    304              90                                             394
Deferred income taxes                                                           144                           (144)(b)            0
Long-term receivable from sale of discontinued
  operations                                                    558                                                             558
                                                      ------------------------------------------------------------------------------
                                                            $20,997         $16,765                        $12,029          $49,791
                                                      ==============================================================================

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Bank debt & current portion of long-term liabilities         $6,037           7,031                         (1,000)(a)       12,068
 Accounts payable - Trade                                     4,578           6,583                                          11,161
 Accrued expenses                                             1,074             773                          1,300(b)(d)      3,147
                                                      ------------------------------------------------------------------------------
 TOTAL CURRENT LIABILITIES                                   11,689          14,387                            300           26,376
LONG-TERM LIABILITIES:
 Long-term debt and capitalized leases                          755             950                            --             1,705
 Other long-term liabilities                                  2,382             577                            --             2,959
                                                      ------------------------------------------------------------------------------
  TOTAL LONG TERM DEBT                                        3,137           1,527                            --             4,664
                                                      ------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES                                    __              __                            __               __

SHAREHOLDERS EQUITY
 Common stock                                                15,128              42                         18,558 (c)       33,728
 Retained earnings (deficit)                                 (8,482)            809                         (6,829)(c)(d)   (14,502)
                                                      ------------------------------------------------------------------------------
                                                              6,646             851                         11,729           19,226
Less common stock in treasury, at cost                         (475)              0                                            (475)
                                                      ------------------------------------------------------------------------------
 TOTAL SHAREHOLDERS' EQUITY                                   6,171             851                         11,729           18,751
                                                      ------------------------------------------------------------------------------
                                                            $20,997         $16,765                        $12,029          $49,791
                                                      ==============================================================================


See Accompanying Notes to Unaudited Pro Forma Combined Condensed Balance Sheet.

         Unaudited Pro Forma Combined Condensed Statement Of Operations
                      For The Year Ended December 31, 1993
                    (in thousands, except per share amounts)

                                                          Historical
                                                --------------------------------         Pro Forma            Pro Forma
                                                    EAI           Tanon                 Adjustments            Combined

Sales...................................        $26,024         $39,451                  $  ----              $65,475
Cost and Expenses
   Cost of Sales........................         24,344          35,867                       13(a)            60,224
   Selling, general and administrative..          7,000           2,653                      809(b)            10,462
   Nonrecurring (expenses) income.......           (454)            815                     ----                  361
   Other expenses, net..................            482             408                       78(c)               968
                                                -------       ---------              ------------         -----------
          Total Costs and Expenses......         31,372          39,743                      900               72,015
                                                -------        --------               ----------             --------
Loss from Continuing Operations before
   Income Tax (benefit).................         (5,348)           (292)                    (900)              (6,540)
Income Tax (benefit)....................           (684)            (70)                    ----                 (754)
                                                --------      ----------              ----------            ----------
Loss from Continuing Operations.........         (4,664)           (222)                    (900)              (5,786)

Income from Discontinued Operations.....          1,327            ----                     ----                1,327
                                                -------      ----------               ----------             --------
   Net Loss..............................       $(3,337)        $  (222)               $    (900)             $(4,459)
                                               ========       =========              ===========            =========

Earnings/(Loss) Per Share
   of Common Stock.......................       $ (1.26)           ----                    ----               $ (.80)(d)
Weighted Average Number of Common
   Stock Outstanding.....................         2,647            ----                    ----                5,552 (d)

        See accompanying Notes to Unaudited Pro Forma Combined Condensed
                           Statements of Operations.

         Unaudited Pro Forma Combined Condensed Statement Of Operations
                  For The Nine Months Ended September 30, 1994
                    (in thousands, except per share amounts)

                                                          Historical
                                                --------------------------------     Pro Forma            Pro Forma
                                                    EAI           Tanon             Adjustments            Combined
Sales...................................        $22,491         $35,774               $    ----              $58,265
Cost and Expenses
   Cost of Sales........................         19,715          33,902                      10(a)            53,627
   Selling, general and administrative..          3,204           1,978                     607(b)             5,789
   Other expenses, net..................            440             485                     169(c)             1,094
                                                -------      ----------               ----------             --------
          Total Costs and Expenses......         23,359          36,365                     786               60,510
                                                -------      ----------               ----------             --------
   Net Loss.............................          $(868)        $  (591)              $    (786)             $(2,245)
                                               ========       =========              ===========            =========

Earnings/(Loss) Per Share
   of Common Stock......................         $ (.20)           ----                     ----             $ (.31)(d)
Weighted Average Number of Common
   Stock Outstanding....................          4,390            ----                     ----              7,295 (d)

        See accompanying Notes to Unaudited Pro Forma Combined Condensed
                           Statements of Operations.

Notes to Unaudited Pro Forma Combined Condensed Balance Sheet

                     The Unaudited Pro Forma Combined Condensed Balance Sheet was prepared to reflect the business combination between the Company and Tanon pursuant to the Tanon Acquisition Agreement accounted for under the purchase method of accounting and the acquisition of 25.01% of the ordinary shares of BarOn contemplated by the BarOn Stock Purchase Agreements between the Company and various shareholders of BarOn and the BarOn Investment Agreement between the Company and BarOn accounted for as a purchase of a minority interest using the equity method of accounting as of September 30, 1994.

                     The following is a summary of pro forma adjustments reflected in the Unaudited Pro Forma Combined Condensed Balance Sheet:

                     a)      Represents the elimination of the $1,000,000 Note due to the Company from
                             Tanon.

                     b)      The business combination with Tanon will be accounted for by the Company using the purchase method of accounting and, therefore, a preliminary allocation of the purchase price to the Company's assets and liabilities to reflect their estimated fair values has been made, with the remainder allocated to excess of purchase price over net assets acquired.  Pro forma adjustments are based upon currently available information, including a preliminary estimate of the fair value of certain assets and a preliminary estimate of certain liabilities.  The excess of purchase price over net assets acquired (goodwill) has been determined as follows:

                             Purchase Price:

                                      Estimated value of shares of                $10,500,000
                                      Common Stock of the Company exchanged for
                                      100% of the outstanding shares of Tanon
                                      Common Stock (1)

                                      Conversion of options to acquire shares of    1,400,000
                                      Tanon Common Stock into options to acquire
                                      shares of Common Stock of the Company (2)

                                      Estimated fees, expenses and other
                                      accruals (3)                                  1,000,000
                                                                                   ----------
                                      Subtotal                                    $12,900,000



                             Less:

                                      Historical Stockholders' Equity of Tanon at    851,000
                                      September 30, 1994

                                      Adjustment to acquired assets and
                                      liabilities to reflect estimated
                                      fair values

                                      Customer Relationships (4)                    1,740,000

                                      Equipment (5)                                    66,000

                                      Deferred Income Taxes (6)                      (144,000)
                                                                                  -----------

                                      Excess of purchase price over net
                                      assets acquired                             $10,387,000
                                                                                  -----------
                                                                                  -----------

                             (1)      Represents the issuance of 1,538,462
                                      shares of Common Stock of the Company at an appraised value of $6.82 per share to acquire 100% of the outstanding shares of Tanon Common Stock at the conversion rate of a .91033 share of Common Stock of the Company for each share of Tanon Common
                                      Stock. The appraised value was developed by applying an estimated discount factor to the $8.50 per share market value of the Common Stock of the Company at the effective time of the business combination based on the lack of liquidity associated with the unregistered shares of Common
                                      Stock of the Company issued to the former
                                      Tanon shareholders.

                                      Approximately 610,000 of the shares of
                                      Common Stock of the Company
                                      issued have been discounted by 35% from
                                      the $8.50 market value, as no
                                      effort will be made by the Company's
                                      management to register these
                                      shares. The remaining 928,000 shares of
                                      Common Stock of the Company
                                      have been discounted by 10% from the $8.50 market value as the Company's management has agreed to use its best efforts to register these shares.

                             (2) Represents additional consideration from the exchange of outstanding options to acquire shares of Tanon Common Stock for options to acquire shares of Common Stock of the Company based on options to acquire
                                      221,389 shares of Tanon Common Stock
                                      outstanding at September 30, 1994 at an
                                      average exercise price of $.95 per share.
                                      The additional consideration reflects the exchange of an option to purchase a .91033 share of Common Stock of the Company for each Tanon option and a corresponding increase in the average
                                      exercise price to $1.05 versus a market
                                      value of $8.50 per share of Common Stock of the Company. The number of option shares determined based upon the conversion rate has been reduced by 8% in order to provide for the estimated cancellation of options before they vest resulting from normal employee turnover.

                             (3) Represents an estimate of expenses related to the acquisition, including legal fees, accounting fees, due diligence costs and other accruals.

                             (4)      Represents the estimated value of the
                                      existing customers with whom Tanon
                                      has significant relationships.

                             (5) Represents the adjustment to Tanon's fixed assets acquired to reflect estimated fair value.

                             (6)      Represents the establishment of a
                                      valuation allowance against Tanon's
                                      deferred tax assets because of its
                                      uncertain realization in the Company's
                                      consolidated federal tax return.

                     c) Represents the elimination of Tanon's historical stockholders' equity, the estimated value of shares of the Company's Common Stock and options to acquire shares of the Company's Common Stock exchanged for shares of Common Stock of Tanon and options to acquire shares of Common Stock of Tanon, the estimated value of shares of the Company's Common Stock contributed to the capital of BarOn, and the proceeds from the issuance of 1,239,130 of the 1,482,744 shares of Common Stock of the Company purchased by certain Class C Warrant holders upon exercise of their Class C Warrants at $4.60 per share in December, 1994, the proceeds from which amounted to approximately $5,700,000 and were used to finance the $2,700,000 cash paid to various shareholders of BarOn pursuant to the BarOn Stock Purchase Agreements and the $3,000,000 cash to be contributed to the capital of BarOn pursuant to the BarOn Investment Agreement.

                     d) The acquisition of the 25.01% equity interest in BarOn will be accounted for as a purchase of a minority interest under the equity method of accounting and, therefore, a preliminary allocation of the purchase price to the acquired assets and liabilities to reflect their estimated fair value has been made.


Purchase Price:
          Cash and estimated value of the Company's Common Stock contributed to the capital of
          BarOn (1)                                                                                           $  4,000,000
          Cash paid to various shareholders of BarOn(2)                                                          2,700,000
          Estimated fees, expenses and other accruals(3)                                                           300,000
                                                                                                             -------------
                     Total Purchase Price                                                                        7,000,000



Investment:
          Historical Stockholders' Deficit of BarOn at September 30, 1994
              adjusted for the Company's share of cash and the Company's Common
              Stock contributed to
              the capital of BarOn(4)                                                                              980,000
          Research and Development costs charged to expense at acquisition date(5)                               6,020,000
                                                                                                              ------------
                     Total Investment:                                                                        $  7,000,000
                                                                                                              ============

(1) Represents the contribution of $3,000,000 in cash and 127,592 shares of the Company's Common Stock with an estimated value of $1,000,000 to BarOn capital in exchange for 16.68% of the issued and ordinary shares of BarOn in accordance with the BarOn Investment Agreement.

(2) Represents cash paid to various shareholders of BarOn in exchange for an aggregate equity interest in BarOn of 8.33% in accordance with BarOn Stock Purchase Agreements.

(3) Represents an estimate of expenses related to the BarOn acquisition, including legal fees, accounting fees, due diligence costs and other accruals.

(4) Represents the Company's 25.01% Equity Interest in BarOn's historical stockholders deficit adjusted for the contribution of cash and the Company's Common Stock to BarOn capital in (1) above. BarOn historical deficit of ($80,000) plus the Company's capital contribution of $4,000,000 results in adjusted BarOn equity of $3,920,000. The Company's 25.01% equity interest in adjusted BarOn Equity is $980,000.

(5) Represents the portion of the purchase price allocated to in-process research and development with no alternative future use charged to expense at the acquisition date.

Notes to Unaudited Pro Forma Combined Condensed Statements of Operations

                     The Unaudited Pro Forma Combined Condensed Statements of Operations have been prepared to reflect the business combination between the Company and Tanon pursuant to the Tanon Acquisition Agreement, which was accounted for under the purchase method of accounting, and the acquisition of 25.01% of the ordinary shares of BarOn contemplated by the BarOn Stock Purchase Agreements between the Company and various shareholders of BarOn and the BarOn Investment Agreement between the Company and BarOn, which was accounted for as a purchase of a minority interest using the equity method of accounting, as if the acquisitions occurred January 1, 1993.

                     The excess of the purchase price over the fair value of the net assets acquired (goodwill) in the business combination with Tanon is being amortized on a straight-line basis over a 20-year period. Included in goodwill is a component of the purchase price associated with Tanon's research and development activities conducted prior to the date of the business combination. Management is currently evaluating whether such acquired research and development is economically viable and whether it has an alternative future use. To the extent that such research and development has no alternative future use, it will be expensed immediately. Further, management is assessing the estimated fair value and estimated economic lives of other acquired intangibles. To the extent such intangibles are identified, amortization expense based on their estimated useful life will be reflected in the Company's future consolidated statements of operations.

                     The excess of the purchase price over the estimated fair value of the Company's 25.01% equity interest in the net assets of BarOn has been determined to be in-process research and development with no alternative future use, and, accordingly will be charged to expense on the effective date of the BarOn Stock Purchase Agreements and the BarOn Investment Agreement (January 16, 1995). This charge which is estimated to amount to $6,020,000 has not been reflected in the accompanying Unaudited Pro Forma Combined Condensed Statements of Operations.

                     The following is a summary of pro forma adjustments reflected in the Unaudited Pro Forma Combined Condensed Statements of
Operations:

                     a)      Represents the increase in depreciation resulting from the adjustment to Tanon's fixed assets to reflect estimated fair value.

                     b) Represents amortization of estimated goodwill which arose from the business combination with Tanon of $10,387,000 over a period of 20 years and amortization of the estimated value of acquired
                             Tanon customer relationships of $1,740,000 over a period of 6 years.

                     c)      Represents the Company's 25.01% share of the net loss of BarOn for each period presented under the equity method of accounting.

                     d)      Pro forma combined earnings per share amounts as presented in the accompanying unaudited Pro Forma Combined Condensed Statements of Operations are based on the combined weighted average number of shares of Common Stock of the
                             Company outstanding for each period presented, adjusted to reflect the additional
                             1,538,462 shares of Common Stock of the Company to be issued to Tanon shareholders at the conversion rate of a .91033 share of Common Stock of the
                             Company for each share of Tanon Common Stock, the 127,592 shares of Common
                             Stock of the Company contributed to the capital of BarOn and the issuance of
                             1,239,130 of the 1,482,744 shares of Common Stock of the Company issued to certain Class C Warrant holders of the Company upon exercise of their Class C
                             Warrants at $4.60 per share in December, 1994, the proceeds from which amounted to approximately $5,700,000 and were used to finance the $2,700,000 cash paid to various shareholders of BarOn pursuant to the BarOn Stock Purchase Agreements and the $3,000,000 cash to be contributed to the capital of BarOn pursuant to the BarOn Investment Agreement.


      (c)  Exhibits.


Exhibit No.          Description
2                    Agreement and Plan of Reorganization by and among
                     Electronic Associates, Inc., Tanon Manufacturing, Inc., EAI
                     Acquisition Corp. and Joseph R. Spalliero, dated December
                     12, 1994, was filed as Exhibit 2 to the Company's Report on
                     Form 8-K (date of Report: January 4, 1995), as amended, and is hereby incorporated herein by reference.

10.1                 Investment Agreement dated January 16, 1995 by and between the Company and BarOn
                     Technologies Ltd.

10.2                 Form of Stock Purchase Agreement between the Company and various shareholders of
                     BarOn Technologies Ltd.

10.3                 Shareholders Agreement dated January 16, 1995 among the Company, BarOn
                     Technologies Ltd. and the shareholders of BarOn Technologies Ltd.

99.1 The audited balance sheet of BarOn Technologies Ltd. as of December 31, 1993 and December 31, 1992 and related statements of operations, shareholders' equity and cash flow for the year ended December 31, 1993 and for the period from inception in 1992 through December 31, 1992, together with the unaudited balance sheet of BarOn
                     Technologies Ltd. as of September 30, 1994 and related statements of operations, shareholders' equity and cash flows for the nine months ended September 30, 1994.

99.2 The audited financial statements of Tanon Manufacturing, Inc. as of December 31, 1993 and December 31, 1992 and for the years ended December 31, 1993, 1992 and 1991, together with the unaudited financial statements of Tanon
                     Manufacturing, Inc. as of October 1, 1994 and for the nine months ended October 1, 1994 and October 2, 1993, were filed as Exhibit 99 to the Company's Report on Form 8-K
                     (date of Report: January 4, 1995), as amended, and are hereby incorporated herein by reference.


                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   ELECTRONIC ASSOCIATES, INC.
                                   Registrant

                                   By:      /s/ Jonathan R. Wolter
                                            JONATHAN R. WOLTER
                                            Treasurer and Vice President, Finance
                                            (Principal Financial and Accounting
                                            Officer)

Date:  March 30, 1995

                                 EXHIBIT INDEX

Exhibit No.         Description                                                                            Page No.
2              Agreement and Plan of Reorganization by and among Electronic
               Associates, Inc., Tanon Manufacturing, Inc., EAI Acquisition
               Corp. and Joseph R. Spalliero, dated December 12, 1994, was filed as Exhibit 2 to the Company's Report on Form 8-K (date of Report:
               January 4, 1995), as amended, and is hereby incorporated herein by reference.

10.1 Form of Investment Agreement dated January 16, 1995 by and between the Company and BarOn Technologies Ltd.

10.2 Form of Stock Purchase Agreement between the Company and various shareholders of BarOn Technologies Ltd.

10.3           Form of Shareholders Agreement among the Company, BarOn
               Technologies Ltd. and the shareholders of BarOn Technologies Ltd.

99.1 The audited balance sheet of BarOn Technologies Ltd. ("BarOn") as of December 31, 1993 and December 31, 1992 and related statements of operations, shareholders' equity and cash flow for the year ended December 31, 1993 and for the period from inception in 1992 through December 31, 1992, together with the unaudited balance sheet of BarOn Technologies Ltd. as of September 30, 1994 and related statements of operations, shareholders' equity and cash flows for the nine months ended September 30, 1994.

99.2 The audited financial statements of Tanon Manufacturing, Inc. as of December 31, 1993 and December 31, 1992 and for the years ended December 31, 1993, 1992 and 1991, together with the unaudited financial statements of Tanon Manufacturing, Inc. as of October 1, 1994 and for the nine months ended October 1, 1994 and October 2, 1993, were filed as Exhibit 99 to the Company's Report on Form 8-K (date of Report: January 4, 1995), as amended, and are hereby incorporated herein by reference.

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